                                                                 EXHIBIT 10.60.4

                                                                 Inn at the Park

                    CONSENT TO TRANSFER AND RELEASE AGREEMENT


      THIS CONSENT TO TRANSFER AND RELEASE AGREEMENT ("AGREEMENT") is made effective as of September 30, 2005 by and among FORTRESS INVESTMENT TRUST II, a Delaware business trust ("TRANSFEROR"), ALTERRA HEALTHCARE CORPORATION, a Delaware corporation ("TRANSFEREE"), BROOKDALE SENIOR LIVING INC., a Delaware corporation ("NEW KEY PRINCIPAL"), FIT REN PARK LP, a Delaware limited partnership ("BORROWER") and FANNIE MAE.


                                    RECITALS:

      A. Fannie Mae is the holder of that certain Multifamily Note (the "NOTE"), dated as of June 21, 2005, in the original principal amount of $22,545,000.00 made by Borrower to GMAC Commercial Mortgage Bank, a Utah industrial bank ("ORIGINAL LENDER"), which Note evidences a loan (the "LOAN") made by Original Lender to Borrower. To secure the repayment of the Note, Borrower also executed and delivered a Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of June 21, 2005, recorded in the official records of Orange County, State of California on July 1, 2005, as Instrument No. 2005000514517, which grants a lien on the property described in Exhibit A to this Agreement (the "PROPERTY"). Borrower is liable for the payment and performance of all of Borrower's obligations under the Note, the Security Instrument and all other documents executed in connection with the Loan, as listed on Exhibit B to this Agreement (collectively, the "LOAN DOCUMENTS"). Each of the Loan Documents has been duly assigned or endorsed to Fannie Mae. The current servicer of the Loan is GMAC Commercial Mortgage Corporation, a California corporation ("SERVICER").

      B. Transferor is liable under the Exceptions to Non-Recourse Guaranty dated as of June 21, 2005 (the "GUARANTY").

      C. Fannie Mae has been asked to consent to the transfer of Transferor's indirect ownership interest in Borrower to Transferee (the "TRANSFER") and the assumption by New Key Principal of the obligations of Transferor under the Guaranty.

      D. Fannie Mae has agreed to consent to the Transfer subject to the terms and conditions stated below.

      In consideration of the foregoing and the mutual covenants and promises set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Transferor, Transferee, Borrower, New Key Principal and Fannie Mae agree as follows:

CONSENT TO TRANSFER AND RELEASE AGREEMENT -            FORM 4522  12/97 (Page 1)
  FANNIE MAE MULTISTATE FORM (INN AT THE PARK)

                                                             (C) 1997 Fannie Mae

1. ASSUMPTION BY NEW KEY PRINCIPAL OF LIABILITY FOR THE EXCEPTIONS TO NON-RECOURSE. New Key Principal hereby assumes all liability under the provisions of the Guaranty and shall be considered the "Key Principal" for all purposes under the Loan Documents.

2. CONSENT TO TRANSFER. Fannie Mae hereby consents to the Transfer and to the assumption by New Key Principal of all of the obligations of Transferor under the Guaranty, subject to the terms and conditions set forth in this Agreement. Fannie Mae's consent to the Transfer is not intended to be and shall not be construed as a consent to any subsequent transfer which requires the Lender's consent pursuant to the terms of the Security Instrument.

3. RELEASE OF TRANSFEROR. Fannie Mae hereby releases Transferor from all of its obligations under the Guaranty and the Loan Documents and Transferor shall have no further liability thereunder; provided, however, that Transferor is not released from any liability pursuant to this Agreement.

4. COSTS. Transferee and Transferor agree to pay all fees and costs (including attorneys' fees) incurred by Fannie Mae and Servicer in connection with Fannie Mae's consent to and approval of the Transfer and a transfer fee of $0.00 in consideration of the consent to the Transfer.

6. FINANCIAL INFORMATION. Transferor represents and warrants to Fannie Mae that all financial information and information regarding the management capability of Transferor provided to Servicer or Fannie Mae was true and correct as of the date provided to Servicer or Fannie Mae and remains materially true and correct as of the date of this Agreement.

7. ADDRESSES. Transferee's address for notice hereunder and under the Loan Documents is:

      Alterra Healthcare Corporation
      6737 W. Washington Street, Suite 2300
      Milwaukee, Wisconsin  53214

      Transferor's address for notice hereunder and under the Loan Documents is:

      1251 Avenue of the Americas
      16th Floor
      New York, New York  10020

      New Key Principal's address for notice hereunder and under the Loan Documents is:

      330 North Wabash
      Suite 1400
      Chicago, Illinois  60611

CONSENT TO TRANSFER AND RELEASE AGREEMENT -            FORM 4522  12/97 (Page 2)
  FANNIE MAE MULTISTATE FORM (INN AT THE PARK)

                                                             (C) 1997 Fannie Mae

8. COMPLETE RELEASE. Transferee, Transferor, New Key Principal and Borrower jointly and severally as between Transferor, Transferee, New Key Principal and Borrower, unconditionally and irrevocably release and forever discharge Original Lender, Fannie Mae, Servicer and their respective successors, assigns, agents, directors, officers, employees, and attorneys, and each current or substitute trustee under the Security Instrument (collectively, the "INDEMNITEES") from all Claims, as defined below, and jointly and severally agree to indemnify Indemnitees, and hold them harmless from any and all claims, losses, causes of action, costs and expenses of every kind or character in connection with the Claims and the Transfer. Notwithstanding the foregoing, Transferor shall not be responsible for any claims arising from the action or inaction of Transferee or New Key Principal, and Transferee and New Key Principal shall not be responsible for any claims arising from the action or inaction of Transferor. As used in this Agreement, the term "CLAIMS" shall mean any and all possible claims, demands, actions, costs, expenses and liabilities whatsoever, known or unknown, at law or in equity, originating in whole or in part, on or before the date of this Agreement, which Borrower or Transferor or any of their respective partners, members, officers, agents or employees may now or hereafter have against the Indemnitees, if any, and irrespective of whether any such Claims arise out of contract, tort, violation of laws, or regulations, or otherwise in connection with any of the Loan Documents, including, without limitation, any contracting for, charging, taking, reserving, collecting or receiving interest in excess of the highest lawful rate applicable thereto and any loss, cost or damage, of any kind or character, arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of Indemnitees, including any requirement that the Loan Documents be modified as a condition to the transactions contemplated by this Agreement, any charging, collecting or contracting for prepayment premiums, transfer fees, or assumption fees, any breach of fiduciary duty, breach of any duty of fair dealing, breach of confidence, breach of funding commitment, undue influence, duress, economic coercion, violation of any federal or state securities or Blue Sky laws or regulations, conflict of interest, NEGLIGENCE, bad faith, malpractice, violations of the Racketeer Influenced and Corrupt Organizations Act, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander, conspiracy or any claim for wrongfully accelerating the Note or wrongfully attempting to foreclose on any collateral relating to the Note, but in each case only to the extent permitted by applicable law. Transferor, Transferee, New Key Principal and Borrower agree that Fannie Mae, Original Lender and Servicer have no fiduciary or similar obligations to Transferor, Transferee or New Key Principal and that the relationship between Borrower and Fannie Mae is strictly that of creditor and debtor. This release is accepted by Fannie Mae and Original Lender pursuant to this Agreement and shall not be construed as an admission of liability on the part of either. Transferor, Transferee, New Key Principal and Borrower hereby represent and warrant that they are the current legal and beneficial owners of all Claims, if any, released hereby and have not assigned, pledged or contracted to assign or pledge any such Claim to any other person.

CONSENT TO TRANSFER AND RELEASE AGREEMENT -            FORM 4522  12/97 (Page 3)
 FANNIE MAE MULTISTATE FORM (INN AT THE PARK)

                                                             (C) 1997 Fannie Mae

9.    MISCELLANEOUS.

            (a) This Agreement shall be construed according to and governed by the laws of the jurisdictions in which the Property is located without regard to its conflicts of law principles.

            (b) If any provision of this Agreement is adjudicated to be invalid, illegal or unenforceable, in whole or in part, it will be deemed omitted to that extent and all other provisions of this Agreement will remain in full force and effect.

            (c) No change or modification of this Agreement shall be valid unless the same is in writing and signed by all parties hereto.

            (d) The captions contained in this Agreement are for convenience of reference only and in no event define, describe or limit the scope or intent of this Agreement or any of the provisions or terms hereof.

            (e) This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and assigns.

            (f) This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

            (g) THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

CONSENT TO TRANSFER AND RELEASE AGREEMENT -            FORM 4522  12/97 (Page 4)
 FANNIE MAE MULTISTATE FORM (INN AT THE PARK)

                                                             (C) 1997 Fannie Mae

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        BORROWER:

                                        FIT REN PARK LP, a Delaware limited
                                        partnership

                                        By: FIT REN Holdings GP, a Delaware
                                            corporation, its general partner


                                            By: /s/ Jeffrey R. Rosenthal
                                               ________________________________
                                            Name: Jeffrey R. Rosenthal
                                            Title: CFO


CONSENT TO TRANSFER AND RELEASE AGREEMENT -            FORM 4522  12/97 (Page 5)
 FANNIE MAE MULTISTATE FORM (INN AT THE PARK)

                                                             (C) 1997 Fannie Mae

                                         TRANSFEROR:

                                         FORTRESS INVESTMENT TRUST II, a
                                         Delaware business trust


                                         By: /s/ Jeffrey R. Rosenthal
                                            ____________________________________
                                         Name: Jeffrey R. Rosenthal
                                         Title: CFO


CONSENT TO TRANSFER AND RELEASE AGREEMENT -            FORM 4522  12/97 (Page 7)
 FANNIE MAE MULTISTATE FORM (INN AT THE PARK)

                                                             (C) 1997 Fannie Mae

                                         TRANSFEREE:

                                         ALTERRA HEALTHCARE CORPORATION, a
                                         Delaware corporation


                                         By: /s/ Kristin A Ferge
                                             ----------------------------
                                         Name: /s/ Kristin A Ferge
                                         Title: CFO & VP


CONSENT TO TRANSFER AND RELEASE AGREEMENT -            FORM 4522  12/97 (Page 9)
 FANNIE MAE MULTISTATE FORM (INN AT THE PARK)

                                                             (C) 1997 Fannie Mae

                                         NEW KEY PRINCIPAL:

                                         BROOKDALE SENIOR LIVING INC., a
                                         Delaware corporation

                                         By: /s/ R. Stanley Young
                                            ____________________________________
                                         Name: R. Stanley Young
                                         Title: Executive Vice President and CFO

CONSENT TO TRANSFER AND RELEASE AGREEMENT -            FORM 4522 12/97 (Page 11)
 FANNIE MAE MULTISTATE FORM (INN AT THE PARK)

                                                             (C) 1997 Fannie Mae

                                       FANNIE MAE

                                       By: GMAC Commercial Mortgage Corporation,
                                           a California corporation, its
                                           attorney-in-fact

                                           By: /s/ Max W. Foore
                                              __________________________________
                                              Max W. Foore
                                              Vice President

CONSENT TO TRANSFER AND RELEASE AGREEMENT -            FORM 4522 12/97 (Page 13)
 FANNIE MAE MULTISTATE FORM (INN AT THE PARK)

                                                             (C) 1997 Fannie Mae

                                    EXHIBIT A
                                       TO
                    CONSENT TO TRANSFER AND RELEASE AGREEMENT

PARCEL 1 IN THE CITY OF IRVINE, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 211, PAGES 38 AND 39 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM ANY AND ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS RIGHTS, AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN, GEOTHERMAL STEAM AND ALL PRODUCTS DERIVED FROM ANY OF THE FOREGOING, THAT MAY BE WITHIN OR UNDER THE LAND HEREINABOVE DESCRIBED, TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING AND OPERATING THEREFORE AND STORING IN AND
REMOVING THE SAME FROM THE LAND OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THOSE HEREINABOVE DESCRIBED, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LAND, AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES, WITHOUT, HOWEVER, THE RIGHT TO DRILL, MINE, STORE, EXPLORE AND OPERATE THROUGH THE SURFACE OR THE UPPER 500 FEET OF THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED AS RESERVED BY THE IRVINE COMPANY IN DEED RECORDED JULY 15, 1986 AS INSTRUMENT NO. 86-302417 OF OFFICIAL RECORDS.

ALSO EXCEPTING ANY AND ALL WATER, WATER RIGHTS OR INTEREST THEREIN APPURTENANT OR RELATING TO THE LAND HEREINABOVE DESCRIBED OR OWNED OR USED BY GRANTOR IN CONNECTION WITH OR WITH RESPECT TO SAID LAND (NO MATTER HOW ACQUIRED BY GRANTOR), WHETHER SUCH RIGHTS SHALL BE RIPARIAN, OVERLYING, APPROPRIATE, LITTORAL, PERCOLATING, PRESCRIPTIVE, ADJUDICATED, STATUTORY OR CONTRACTUAL, TOGETHER WITH THE RIGHT AND POWER TO EXPLORE, DRILL, REDRILL REMOVE AND STORE THE SAME FROM OR IN THE LAND HEREINABOVE DESCRIBED OR TO DIVERT OR OTHERWISE UTILIZE SUCH WATER, RIGHTS OR INTEREST ON ANY OTHER PROPERTY OWNED OR LEASED BY GRANTOR; BUT WITHOUT, HOWEVER, ANY RIGHT TO ENTER UPON THE SURFACE OF THE PROPERTY DESCRIBED HEREIN IN THE EXERCISE OF SUCH RIGHTS, AS RESERVED BY THE IRVINE COMPANY IN DEED RECORDED JULY 15, 1986 AS INSTRUMENT NO. 86-302417 OF OFFICIAL RECORDS.

Assessor's Parcel No: 455-011-30

CONSENT TO TRANSFER AND RELEASE AGREEMENT -           FORM 4522  12/97(Page A-1)
 FANNIE MAE MULTISTATE FORM (INN AT THE PARK)

                                                             (C) 1997 Fannie Mae

                                    EXHIBIT B
                                       TO
                    CONSENT TO TRANSFER AND RELEASE AGREEMENT

1. Multifamily Note dated as of June 21, 2005 by Borrower for the benefit of Original Lender;

2. Multifamily Deed of Trust Assignment of Rents, Security Agreement and Fixture Filing, dated as of June 21, 2005 by Transfer or for the benefit of Original Lender;

3. Replacement Reserve and Security Agreement dated as of June 21, 2005, by and between Borrower and Original Lender;

4. Completion/Repair and Security Agreement dated as of June 21, 2005 by and between Borrower and Original Lender;

5. Subordination, Assignment and Security Agreement dated as of June 21, 2005, by and among Borrower, Original Lender and BLC Inn at the Park, L.P.;

6.    Exceptions to Non-Recourse Guaranty dated as of June 21, 2005, by
      Transferor;

7.    Certificate of Borrower dated as of June 21, 2005, by Borrower; and

8.    Agreement to Amend or Comply dated as of June 21, 2005, by Borrower.

CONSENT TO TRANSFER AND RELEASE AGREEMENT -          FORM 4522  12/97 (Page B-1)
 FANNIE MAE MULTISTATE FORM

                                                             (C) 1997 Fannie Mae